Exhibit 99.1

PERFORMANCE AWARD AGREEMENT

THIS PERFORMANCE AWARD AGREEMENT (this “Agreement”) is made effective as of April __, 2005, between Maguire Properties, Inc., a Maryland corporation (the “Company”), Maguire Properties, L.P., a Maryland limited partnership (the “Partnership”) and ____________ (the “Grantee”).

WHEREAS, the Company maintains the Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P. (the “Plan”);

WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);

WHEREAS, the Plan provides for the issuance of performance or incentive awards that may be paid in cash, Common Stock or a combination of both (a “Performance Award”);

WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and in the best interest of the Company and its stockholders to issue the Performance Award provided for herein to the Grantee as an inducement to enter into or remain in the service of the Company, the Partnership, the Services Company or any Subsidiary, and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Performance Award; and

WHEREAS, certain capitalized terms used herein are defined in Section 12 below; and

WHEREAS, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Grant of Performance Award.

(a) For good and valuable consideration, effective as of the date hereof (the “Grant Date”), the Company hereby grants to the Grantee the Performance Award upon the terms and conditions set forth in this Agreement. Notwithstanding anything to the contrary anywhere else in this Agreement, the Performance Award is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

(b) The Performance Award represents a potential incentive bonus that may become vested and earned based upon the Grantee’s continued employment and the achievement of the performance goals set forth in Section 2 hereof. The actual amount of the Performance Award, if any, will be based on the Grantee’s vested interest in a portion of the Performance Award Pool. The Grantee’s right in the Performance Award represents a mere unfunded and unsecured contingent promise to pay by the Company or the Partnership, as applicable. Neither the Performance Award nor any interest therein may be transferred, assigned, alienated or anticipated.

2. Vesting of Performance Award.

(a) Provided that the Grantee remains continuously employed by the Company, the Partnership, the Services Company or any Subsidiary until the applicable vesting date set forth below (each, a “Vesting Date”), the Performance Award shall become vested and payable as follows:

(i) In the event that the Company achieves a compound annual Total Shareholder Return equivalent to at least 15% during the period commencing on April 1, 2005 and ending on March 31, 2008 (the “Three Year TSR Target”), the Performance Award shall become vested as of March 31, 2008 with respect to a dollar amount equal the product of (x) the amount of the Performance Award Pool, calculated as of such date, multiplied by (y) the Grantee’s Performance Award Percentage;

(ii) In the event that the Company does not achieve the Three Year TSR Target but achieves a compound annual Total Shareholder Return equivalent to at least 12% during the period commencing on April 1, 2005 and ending on March 31, 2009 (the “Four Year TSR Target”), the Performance Award shall become vested as of March 31, 2009 with respect to a dollar amount equal the product of (x) the amount of the Performance Award Pool, calculated as of such date, multiplied by (y) the Grantee’s Performance Award Percentage; and

(iii) In the event that the Company does not achieve the Three Year TSR Target or the Four Year TSR Target but achieves a compound annual Total Shareholder Return equivalent to at least 9% during the period commencing on April 1, 2005 and ending on March 31, 2010 (the “Five Year TSR Target”), the Performance Award shall become vested as of March 31, 2010 with respect to a dollar amount equal the product of (x) the amount of the Performance Award Pool, calculated as of such date, multiplied by (y) the Grantee’s Performance Award Percentage.

(iv) Notwithstanding the foregoing, in the event that the Company achieves the Three Year TSR Target and/or the Four Year TSR Target, and the Company subsequently achieves the Four Year TSR Target and/or the Five Year TSR Target, as applicable, the Performance Award shall become vested as of the applicable subsequent Vesting Date with respect to an additional amount equal to the excess, if any, between (x) the dollar amount of the Performance Award that would have become vested as of such subsequent Vesting Date pursuant to paragraph (ii) or (iii) above had the Three Year TSR Target and the Four Year TSR Target, as applicable, not previously been achieved, and (y) the dollar amount of the Performance Award that has previously become vested pursuant to paragraph (i) and/or (ii) above, as applicable.

(b) Notwithstanding the foregoing, if (1) a Change in Control occurs prior to March 31, 2010 and the Grantee remains continuously employed by the Company, the Partnership, the Services Company or any Subsidiary until the date of such Change in Control (the “Change in Control Date”), and (2) the Company achieves a compound annual Total Shareholder Return equivalent to at least 9% during the period commencing on April 1, 2005 and ending on the Change in Control Date, the Performance Award (determined as set forth below) shall become vested as of the Change in Control Date, and all obligations to the Grantee in respect of the Performance Award shall be satisfied in full upon payment thereof. The dollar amount of the Performance Award that shall become vested as of such date shall equal the product of (x) the amount of the Performance Award Pool, calculated as of such date, multiplied by (y) the Grantee’s Performance Award Percentage, less the dollar amount of any portion of the Performance Award that has previously become vested pursuant to Section 2(a) above. In determining the dollar amount of the Performance Award that shall become vested upon a Change in Control, the actual compound annual Total Shareholder Return greater than 9% for the period ending on the Change in Control Date shall be considered and not a hypothetical Three Year TSR Target, Four Year TSR Target, or Five Year TSR Target, even if the Change in Control occurs on or after the first, second, or third Vesting Date.

(c) Notwithstanding the foregoing, in the event of the Grantee’s Termination of Employment for any reason, then, to the extent the Performance Award (or a portion thereof) has not yet become vested under Section 2(a) or (b) above, the Grantee’s right to receive any portion of the Performance Award will thereupon be forfeited by the Grantee, and the Company will have no obligations to the Grantee with respect thereto.

3. Payment of Performance Award. Not later than 30 days after the applicable Vesting Date (or Change in Control Date, if applicable) with respect to which the Performance Award (or any portion thereof) has become vested, the Company or the Partnership will distribute the amount or value of such vested Performance Award (as determined under Section 2) to the Grantee in the form of shares of Common Stock, subject to the limits set forth in Article II of the Plan; provided, however, that in no event shall the number of shares of Common Stock distributed with respect to the Performance Award, when combined with the number of shares of Common Stock distributed with respect to all other similar Performance Awards granted under the Plan, exceed 3,000,000 shares (subject to adjustment as provided in Section 11.3 of the Plan); provided, further, that the Administrator, in its sole and absolute discretion, may elect to distribute some or all of such vested Performance Award in cash, and any portion of the Performance Award that is not distributed in the form of shares of Common Stock by reason of the limit set forth in this Section 3 or the limits set forth in Article II of the Plan shall be distributed in cash. With respect to any portion of the Performance Award that is satisfied by the distribution of shares of Common Stock, the value of such shares shall be equal to the Fair Market Value (as defined in the Plan) on the date the Performance Award (or portion thereof) became vested.

4. Determinations by Administrator. Notwithstanding anything contained herein, all determinations, interpretations and assumptions relating to the vesting and calculation of the Performance Award (including, without limitation, determinations, interpretations and assumptions with respect to shareholder value, shareholder return and the Performance Award

Pool) shall be made by the Administrator. In making such determinations, the Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Administrator, the Board, the Company, the Partnership and their officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator or the Board in good faith and absent manifest error shall be final and binding upon the Grantee, the Company and all other interested persons. In addition, the Administrator, in its discretion, may adjust or modify the methodology for calculating of the Performance Award (including, without limitation, the methodology for calculating shareholder value, shareholder return and the Performance Award Pool), other than the Performance Award Percentage, as necessary or desirable to account for events affecting the value of the Common Stock which, in the discretion of the Administrator, are not considered indicative of Company performance, such as the issuance of new Common Stock, stock repurchases, stock splits, issuances and/or exercises of stock grants or stock options, and similar events, all in order to properly reflect the Company’s intent with respect to the performance objectives underlying the Performance Award or to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Performance Award.

5. No Rights as Stockholder. Provided that any portion of the Performance Award that becomes vested and payable is timely distributed in accordance with Section 3 above, the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares issued upon payment of the Performance Award (or any portion thereof) unless and until certificates representing such shares shall have been issued by the Company or the Partnership, as applicable, to the Grantee or unless and until such stock ownership is properly entered on the records of the duly authorized transfer agent of the Company.

6. Compliance With Law. The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company or the Partnership, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Performance Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Performance Award shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7. Amendment. This Agreement and the Plan may be amended without the consent of the Grantee; provided, however, that no amendment to this Agreement shall, without the consent of the Grantee, adversely affect or impair any rights of the Grantee under this Agreement

8. Severability. In the event that one or more of the provisions of this Agreement may be invalidated for any reason by a court, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

9. Governing Law. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

10. Tax Withholding. The Company or the Partnership, as applicable, shall be entitled to require payment in cash or deduction from compensation (including the Performance Award) payable to the Grantee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, or payment of the Performance Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow the Grantee to elect to have the Company or the Partnership, as applicable, withhold shares of Common Stock otherwise issuable under the Performance Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting or payment of the Performance Award in order to satisfy the Grantee’s federal and state income and payroll tax liabilities with respect to the issuance, vesting or payment of the Performance Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income

11. No Tax Advice. Neither the Company nor the Partnership has made any warranty or representation to the Grantee with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Grantee is in no manner relying on the Company, the Partnership or any of their representatives for an assessment of such tax consequences. The Grantee is advised to consult with his or her own tax advisor with respect to such tax consequences and the issuance, vesting and payment of the Performance Award.

12. Certain Definitions. As used herein, the following terms shall have the meanings specified below, unless the context clearly indicates otherwise.

(a) “Base Price” means $23.91, which represents the average of the closing trading prices of a share of Common Stock on the New York Stock Exchange during the ten consecutive trading days ending on March 31, 2005.

(b) “Excess Shareholder Value” means the sum of (x) 50% of the Maguire Excess Shareholder Value, plus (y) 50% of the NAREIT Excess Shareholder Value.

(c) “Maguire Excess Shareholder Value” means, with respect to the total number of shares of Common Stock and limited partnership units of the Partnership outstanding as of the applicable Valuation Date, the aggregate positive dollar value, if any, of the compound annual Total Shareholder Return (as applied to such stock and units) for the applicable Performance Period in excess of a compound annual Total Shareholder Return equivalent to 9% for such

Performance Period. A negative Maguire Excess Shareholder Value shall be disregarded for purposes of computing Excess Shareholder Value.

(d) “NAREIT Excess Shareholder Value” means, with respect to the total number of shares of Common Stock and limited partnership units of the Partnership outstanding as of the applicable Valuation Date, the aggregate positive dollar value, if any, of the compound annual Total Shareholder Return (as applied to such stock and units) for the applicable Performance Period in excess of the greater of (i) the corresponding compound annual shareholder return of the market-value weighted NAREIT Office Index for such Performance Period, assuming the reinvestment of dividends from the date of issue through the applicable Valuation Date, and (ii) a compound annual Total Shareholder Return equivalent to 9% for such Performance Period. A negative NAREIT Excess Shareholder Value shall be disregarded for purposes of computing Excess Shareholder Value.

(e) “NAREIT Office Index” means the composite of the stock price performance, including the reinvestment of dividends, of office real estate investment trusts as complied by the National Association of Real Estate Investment Trusts; provided, however, that the NAREIT Office Index shall not include the Company.

(f) “Performance Award Percentage” means ______%.

(g) “Performance Award Pool” means:

(i) 10% of the Excess Shareholder Value if the compound annual Total Shareholder Return for the applicable Performance Period equals or exceeds 15%;

(ii) 5% of the Excess Shareholder Value if the compound annual Total Shareholder Return for the applicable Performance Period is equal to or greater than 12% but less than 15%; and

(iii) 2.5% of the Excess Shareholder Value if the compound annual Total Shareholder Return for the applicable Performance Period is equal to or greater than 9% but less than 12%;

provided, however, that in no event shall the aggregate amount of the Performance Award Pool exceed $50,000,000 (or, in the event that more than one Performance Award payment becomes payable pursuant to Section 2 above, then in no event shall the sum of all Performance Award Pools exceed $50,000,000).

(h) “Performance Period” means the period beginning on April 1, 2005 and ending on the applicable Valuation Date.

(i) “Total Shareholder Return” means the percentage by which the Trailing Average Fair Market Value, as of the applicable Valuation Date, of a share of Common Stock outstanding as of April 1, 2005, increased or decreased, as applicable, by an amount that would be realized if all cash dividends paid on a share of Common Stock during the applicable

Performance Period were reinvested in Common Stock on the applicable dividend payment date, exceeds the Base Price; provided, however, that for purposes of calculating the Total Shareholder Return in the event of a Change in Control under Section 2(b) above, Total Shareholder Return shall mean the percentage by which the price per share of Common Stock paid in connection with such Change in Control, increased by an amount that would be realized if all cash dividends paid on a share of Common Stock during the applicable Performance Period were reinvested in Common Stock on the applicable dividend payment date, exceeds the Base Price.

(j) “Trailing Average Fair Market Value” means the average of the closing trading prices of a share of Common Stock on the principal exchange on which such shares are then traded during the ten consecutive trading days ending on the applicable Valuation Date (or ending on the last trading day preceding such Valuation Date if the Valuation Date does not fall on a trading day).

(k) “Valuation Date” means, with respect to a given Performance Period, March 31, 2008, March 31, 2009, or March 31, 2010, as applicable; provided, however, that in the event of a Change in Control that occurs prior to March 31, 2010, the Valuation Date shall mean the Change in Control Date.

[Signature Page Follows]

    IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GRANTEE _____________________________ [Name]
MAGUIRE PROPERTIES, INC.,
a Maryland corporation

By:_____________________________
Name:
Title:

MAGUIRE PROPERTIES, L.P.,
a Maryland limited partnership

By: Maguire Properties, Inc., a Maryland  corporation
Its: General Partner

By: _____________________________
Name:
Title: